UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 24, 2005

NRG Energy, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	2299303	41-1724239
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

211 Carnegie Center, Princeton, New Jersey		08540
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	609-524-4500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 24, 2005, the stockholders of NRG Energy, Inc., or the Company, approved two amendments to the Company’s Amended and Restated Certificate of Incorporation. The first amendment gives the Board of Directors the authority to enlarge the size of the Board of Directors to up to 15 directors and to fill newly created directorships. The second amendment deletes Article Sixteen which was a holdover provision from the bankruptcy and no longer applies to the Company. A marked copy of the Amended and Restated Certificate of Incorporation is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number Document
3.1 Amended and Restated Certificate of Incorporation of NRG Energy, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.

May 24, 2005	By:	Timothy W. J. O'Brien

Name: Timothy W. J. O'Brien
Title: Vice President, Secretary and General Counsel

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of NRG Energy, Inc.